Exhibit 10.14.2

CONFIDENTIAL TREATMENT

SECOND AMENDMENT

TO THE LICENSE AND SERVICE AGREEMENT

THIS SECOND AMENDMENT (Amendment #2), is made and entered into as of November 20, 2008 (“Amendment”) by and between by and between Telenav, Inc., a Delaware limited liability company, having its principal place of business at 1130 Kifer Road, Sunnyvale, CA 94086 (“Licensor”), and AT&T Mobility LLC (formerly known as Cingular Wireless LLC, “Cingular”), a limited liability company under the laws of Delaware, having a place of business at 1055 Lenox Park Blvd., Atlanta, GA 30319 ( “AT&T”) (collectively “the Parties”) and amends the License Service Agreement entered between Licensor and AT&T effective March 19, 2008 (the “Master Agreement”). For the purposes of this Amendment, all capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Agreement.

RECITALS

WHEREAS, the Parties entered into and executed the Master Agreement, and;

WHEREAS, the Parties desire to amend the Master Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Master Agreement as follows:

1. Section 5.5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

5.5 Advertising. Subject to the following provisions, Advertisements are permitted on the Information Services. [*****] shall determine the type, amount, location and format of Advertisements that may be delivered through the Information Services (“Advertising Inventory”). For each type of Advertisement that [*****] has approved, [*****] third-party advertising network shall provide sales and serving of the Advertising Inventory. If [*****] third party advertising network is unable to provide ad sales and ad serving functionality for a given type of approved Advertisement, then [*****] shall be permitted to provide such sales and serving functionality for the Advertising Inventory associated with that specific type of Advertisement subject to the restrictions in [*****]. “Advertisements” means any links, pointers, sponsorships, buttons, banners, graphics, images, listings, or any other placements or promotions or similar services to the extent used for advertising or referral sales, but specifically includes Mobile Search Ads. “Mobile Search Ad” means sponsored advertising search results. “AT&T Inventory” means Advertisements provided by AT&T or by a third-party advertising network acting on behalf of AT&T.

2. Mobile Search Ads. AT&T retains the right to [*****] Mobile Search Ads in the future at its sole discretion, upon [*****] day written notice to Licensor.

IN WITNESS WHEREOF, AT&T and Company, intending to be bound by all of the terms and conditions, have caused this Amendment to be duly executed by their respective duly authorized representatives as of the date set forth above. This Amendment will not be fully executed and binding on the parties unless and until authorized signatures of both parties are affixed hereto.

AT&T MOBILITY LLC		Telenav, Inc.
on behalf of itself and its Affiliates

/s/ Mark Collins		/s/ Douglas S. Miller
(Signature)		(Signature)

Printed Name: Mark Collins		Printed Name: Douglas S. Miller
Title:	Vice President, Consumer Data Products	Title:	CFO

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.